RESTRICTIVE COVENANT AGREEMENT

THIS RESTRICTIVE COVENANT AGREEMENT (the “Agreement”), is made on this 20th day of March, 2006 (the “Effective Date”), by and between KIRKLAND’S, INC. and CATHY DAVID (the “Executive”).

WHEREAS, as of the Effective Date, the Executive is employed as the President and Chief Operating Officer of Kirkland’s, Inc., a Tennessee corporation (the “Company”);

WHEREAS, the Executive acknowledges that the execution of this Restrictive Covenant is a condition to the commencement of her employment with the Company and the grant of Restricted Stock and Restricted Stock Units pursuant to a Restricted Stock Agreement and a Restricted Stock Unit Agreement of even date herewith; and

WHEREAS, the Executive agrees to be bound by the Restrictive Covenants set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, and intending to be bound hereby, the parties agree as follows:

The Executive agrees to be bound by the provisions of this Agreement (the “Restrictive Covenants”). These Restrictive Covenants will apply without regard to whether any termination or cessation of the Executive’s employment is initiated by the Company or the Executive, and without regard to the reason for that termination or cessation.

1. Non-Solicitation. The Executive covenants that during her employment by the Company and for a period of twenty-four (24) months following immediately thereafter (the “Restricted Period”), the Executive will not, directly or indirectly solicit for employment or employ or retain (or arrange to have any other person or entity employ or retain) any person who has been employed or retained by the Company within the preceding 12 months.

2. Confidentiality. The Executive recognizes and acknowledges that the Proprietary Information (as defined below) is a valuable, special and unique asset of the business of the Company. As a result, both during the Term and thereafter, the Executive will not, without the prior written consent of the Company, for any reason divulge to any third-party or use for her own benefit, or for any purpose other than the exclusive benefit of the Company, any Proprietary Information. Notwithstanding the foregoing, if the Executive is compelled to disclose Proprietary Information by court order or other legal process, to the extent permitted by applicable law, she shall promptly so notify the Company so that it may seek a protective order or other assurance that confidential treatment of such Proprietary Information shall be afforded, and the Executive shall reasonably cooperate with the Company in connection therewith. If the Executive is so obligated by court order or other legal process to disclose Proprietary Information it will disclose only the minimum amount of such Proprietary Information as is necessary for the Executive to comply with such court order or other legal process.

3. Property of the Company.

3.1. Proprietary Information. All right, title and interest in and to Proprietary Information will be and remain the sole and exclusive property of the Company. The Executive will not remove from the Company’s offices or premises any documents, records, notebooks, files, correspondence, reports, memoranda or similar materials of or containing Proprietary Information, or other materials or property of any kind belonging to the Company unless necessary or appropriate in the performance of her duties to the Company. If the Executive removes such materials or property in the performance of her duties, she will return such materials or property promptly after the removal has served its purpose. The Executive will not make, retain, remove and/or distribute any copies of any such materials or property, or divulge to any third person the nature of and/or contents of such materials or property, except to the extent necessary to perform her duties on behalf of the Company. Upon termination of the Executive’s employment with the Company, she will leave with the Company or promptly return to the Company all originals and copies of such materials or property then in her possession.

3.2. Intellectual Property. The Executive agrees that all the Intellectual Property (as defined below) will be considered “works made for hire” as that term is defined in Section 101 of the Copyright Act (17 U.S.C. § 101) and that all right, title and interest in such Intellectual Property will be the sole and exclusive property of the Company. To the extent that any of the Intellectual Property may not by law be considered a work made for hire, or to the extent that, notwithstanding the foregoing, the Executive retains any interest in the Intellectual Property, the Executive hereby irrevocably assigns and transfers to the Company any and all right, title, or interest that the Executive may now or in the future have in the Intellectual Property under patent, copyright, trade secret, trademark or other law, in perpetuity or for the longest period otherwise permitted by law, without the necessity of further consideration. The Company will be entitled to obtain and hold in its own name all copyrights, patents, trade secrets, trademarks and other similar registrations with respect to such Intellectual Property. The Executive further agrees to execute any and all documents and provide any further cooperation or assistance reasonably required by the Company to perfect, maintain or otherwise protect its rights in the Intellectual Property. If the Company is unable after reasonable efforts to secure the Executive’s signature, cooperation or assistance in accordance with the preceding sentence, whether because of the Executive’s incapacity or any other reason whatsoever, the Executive hereby designates and appoints the Company or its designee as the Executive’s agent and attorney-in-fact, to act on her behalf, to execute and file documents and to do all other lawfully permitted acts necessary or desirable to perfect, maintain or otherwise protect the Company’s rights in the Intellectual Property. The Executive acknowledges and agrees that such appointment is coupled with an interest and is therefore irrevocable.

4. Definitions. For purposes of this Agreement:

4.1. “Intellectual Property” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents and patent applications claiming such inventions, (b) all trademarks, service marks, trade dress, logos, trade names, fictitious names, brand names, brand marks and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets (including research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, methodologies, technical data, designs, drawings and specifications), (f) all computer software (including data, source and object codes and related documentation), (g) all other proprietary rights, (h) all copies and tangible embodiments thereof (in whatever form or medium), or (i) similar intangible personal property which have been or are developed or created in whole or in part by the Executive (1) at any time and at any place while the Executive is employed by Company and which, in the case of any or all of the foregoing, are related to and used in connection with the business of the Company, or (2) as a result of tasks assigned to the Executive by the Company.

4.2 “Proprietary Information” means any and all proprietary information developed or acquired by the Company or any of its subsidiaries or affiliates that is subject to reasonable efforts by the Company to maintain its confidentiality. Such Proprietary Information shall include, but shall not be limited to, the following items and information relating to the following items to the extent such confidentiality is maintained: (a) all intellectual property and proprietary rights of the Company (including, without limitation, the Intellectual Property), (b) computer codes and instructions, processing systems and techniques, inputs and outputs (regardless of the media on which stored or located) and hardware and software configurations, designs, architecture and interfaces, (c) business research, studies, procedures and costs, (d) financial data, (e) non-public distribution methods, (f) marketing data, methods, plans and efforts, (g) the identities of actual and prospective suppliers whose identities as suppliers to the Company are not commonly known in the industry, (h) the terms of contracts and agreements with, the needs and requirements of, and the Company’s course of dealing with, actual or prospective suppliers, (i) personnel information, (j) customer and vendor credit information, and (k) information received from third parties subject to obligations of non-disclosure or non-use. Failure by the Company to mark any of the Proprietary Information as confidential or proprietary shall not affect its status as Proprietary Information provided that the Company otherwise has taken reasonable steps to maintain the confidentiality of the information in question. Notwithstanding anything to the contrary contained in this Agreement, nothing in this Agreement shall prevent Executive from using her general experience, training, skills, knowledge, and understanding of the retail industry. Further, the restrictions concerning confidentiality, use and disclosure of Proprietary Information shall not apply to any information, data, or documents that: (a) has legitimately entered the public domain through a source other than Executive or Executive’s representatives; (b) becomes or is made available to Executive by a third party having a lawful right to disclose such information to Executive who is not known by Executive to be bound by any covenant of confidentiality or disclosure; (c) is ascertainable, through legitimate means, with reasonable effort, by a person generally knowledgeable of the industry in which the Company operates; or (d) must be disclosed by Executive pursuant to any law, regulation, subpoena, order, inquiry, or judicial or administrative proceeding.

5. Acknowledgements. The Executive acknowledges that the Restrictive Covenants are reasonable and necessary to protect the legitimate interests of the Company and its affiliates, that the duration and scope of the Restrictive Covenants are reasonable given the nature of this Agreement and the position the Executive holds within the Company, the Company would not have employed the Executive or granted Restricted Stock and Restricted Stock Units to the Executive if she had not agreed to be bound by the Restrictive Covenants.

6. Remedies and Enforcement Upon Breach.

6.1. Specific Enforcement. The Executive acknowledges that any breach by her, willfully or otherwise, of the Restrictive Covenants will cause continuing and irreparable injury to the Company for which monetary damages would not be an adequate remedy. The Executive shall not, in any action or proceeding to enforce any of the provisions of this Agreement, assert the claim or defense that such an adequate remedy at law exists. In the event of any such breach by the Executive of any of the Restrictive Covenants, the Company shall be entitled to injunctive or other similar equitable relief in any court, without any requirement that a bond or other security be posted, and this Agreement shall not in any way limit remedies of law or in equity otherwise available to the Company.

6.2. Judicial Modification. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or scope of such provision, such court shall have the power to modify such provision and, in its modified form, such provision shall then be enforceable.

6.3. Accounting. If the Executive breaches any of the Restrictive Covenants, the Company will have the right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits derived or received by the Executive as the result of such breach. This right and remedy will be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

6.4. Disclosure of Restrictive Covenants. The Executive agrees to disclose the existence and terms of the Restrictive Covenants to any employer that the Executive may work for during the Restricted Period.

6.5. Extension of Restricted Period. If the Executive breaches this Agreement in any respect, the restrictions contained in that section will be extended for a period equal to the period that the Executive was in breach.

7. Miscellaneous.

7.1. Successors and Assigns. The Company may assign this Agreement to any successor to all or substantially all of its assets and business by means of liquidation, dissolution, merger, consolidation, transfer of assets, sale of stock or otherwise. The duties of the Executive hereunder are personal to the Executive and may not be assigned by her.

7.2. Governing Law and Enforcement. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to the principles of conflicts of laws. Any legal proceeding arising out of or relating to this Agreement will be instituted in a state or federal court in the State of Tennessee, and the Executive and the Company hereby consent to the personal and exclusive jurisdiction of such court(s) and hereby waive any objection(s) that they may have to personal jurisdiction, the laying of venue of any such proceeding and any claim or defense of inconvenient forum.

7.3. Waivers. The waiver by either party of any right hereunder or of any breach by the other party will not be deemed a waiver of any other right hereunder or of any other breach by the other party. No waiver will be deemed to have occurred unless set forth in a writing. No waiver will constitute a continuing waiver unless specifically stated, and any waiver will operate only as to the specific term or condition waived.

7.4. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. However, if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision, and this Agreement will be reformed, construed and enforced as though the invalid, illegal or unenforceable provision had never been herein contained.

7.5. Survival. The terms and conditions of this Agreement will survive the cessation of the Executive’s employment by the Company.

7.6. Notices. Any notice or communication required or permitted under this Agreement shall be made in writing and (a) sent by overnight courier, (b) mailed by overnight U.S. express mail, return receipt requested or (c) sent by telecopier, addressed as follows:

If to the Executive, to the address listed in the Company’s personnel records and if to the Company, to:

Kirkland’s, Inc.

805 North Parkway

Jackson, TN 38305

Attention: General Counsel

or to such other address as either party may from time to time duly specify by notice given to the other party in the manner specified above.

7.7. Entire Agreement; Amendments. This Agreement contains entire agreement and understanding of the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the subject matter. This Agreement may not be changed or modified, except by an agreement in writing signed by each of the parties hereto.

7.8. Section Headings. The headings of sections and paragraphs of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Counterparts; Facsimile. This Agreement may be executed in multiple counterparts (including by facsimile signature), each of which will be deemed to be an original, but all of which together will constitute but one and the same instrument.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has executed this Agreement, in each case as of the Effective Date.

KIRKLAND’S, INC.

By:	/s/ Robert E. Alderson

Title:	Chief Executive Officer

CATHY DAVID

/s/ Cathy David